Sunset Road o P.O. Box 397
FMS                                                    Burlington, NJ 08016-7249
FINANCIAL CORPORATION                                   Telephone (609) 386-2400
--------------------------------------------------------------------------------


                            FMS FINANCIAL CORPORATION

For Immediate Release
---------------------

         February 12, 2004

For Further Information Contact:
--------------------------------

         Craig W. Yates, President
         Channing L. Smith, Vice President and Chief Financial Officer

FMS FINANCIAL REPORTS EARNINGS FOR 2003

Burlington, New Jersey, (February 12, 2004) - FMS Financial Corporation, (NASDAQ
Symbol: "FMCO") today reported income of $6,201,414 or $.95 diluted earnings per share for the year ended December 31, 2003 compared to $7,960,744 or $1.21 diluted earnings per share for the same period in 2002.

Net interest income after provision for loan losses decreased to $31.2 million in 2003 compared to $32.8 million in 2002. Total interest income decreased to $50.8 million in 2003 from $57.7 million in 2002. Total interest expense decreased to $19.4 million in 2003 from $24.8 million in 2002. The decreases in interest income and interest expense are due primarily to lower market interest rates. During the year, interest income was significantly reduced by increased prepayments on the investment portfolio, which required faster than normal amortization of premiums previously paid on investments.

Total assets were $1.2 billion and deposits totaled $893.0 million at December 31, 2003. Non-performing loans at December 31, 2003 amounted to $2.7 million or ..67% of total loans. The reserve for loan losses was $4.4 million at December 31, 2003 or 162% of non-performing loans. Core, tangible and risk-based capital continue to exceed all regulatory requirements.

FMS Financial Corporation is the holding company for Farmers & Mechanics Bank, which operates forty banking offices in Burlington, Camden and Mercer Counties, New Jersey.

FMS FINANCIAL CORPORATION AND SUBSIDIARY
CONSOLIDATED STATEMENTS OF FINANCIAL CONDITION
---------------------------------------------------------------------------------------------------------------------

December 31,                                                                              2003               2002
---------------------------------------------------------------------------------------------------------------------
ASSETS
     Cash and amounts due from depository institutions                             $    41,022,232    $    41,497,691
     Interest-bearing deposits                                                             142,929             12,252
     Short term funds                                                                   31,169,476         46,900,403
                                                                                   ---------------    ---------------

         Total cash and cash equivalents                                                72,334,637         88,410,346
     Investment securities held to maturity                                            250,383,262        164,227,126
     Investment securities available for sale                                          149,230,862        118,612,961
     Loans, net                                                                        402,606,056        361,674,400
     Mortgage-backed securities held to maturity                                       294,915,606        342,122,678
     Accrued interest receivable                                                         5,203,748          5,279,658
     Federal Home Loan Bank stock                                                       11,809,620         12,061,720
     Real estate held for development, net                                                       0             87,926
     Real estate owned, net                                                                 48,294            291,200
     Office properties and equipment, net                                               31,429,069         29,092,970
     Deferred income taxes                                                               2,043,909          2,972,572
     Core deposit intangible                                                             3,308,238                  0
     Prepaid expenses and other assets                                                     829,294          1,005,822
     FMS Statutory Trust 1 issue costs, net                                                640,154            717,999

                                                                                   ---------------    ---------------
TOTAL ASSETS                                                                       $ 1,224,782,749    $ 1,126,557,378
                                                                                   ===============    ===============

LIABILITIES AND STOCKHOLDERS' EQUITY
---------------------------------------------------------------------------------------------------------------------

Liabilities:
     Deposits                                                                      $   893,006,498    $   800,340,222
     Securities sold under agreements to repurchase                                    225,000,000        225,000,000
     Advances from the Federal Home Loan Bank                                           11,191,047         11,232,103
     FMS Statutory Trust 1 debentures                                                   25,000,000         25,000,000
     Advances by borrowers for taxes and insurance                                       2,142,499          2,049,813
     Accrued interest payable                                                            1,319,501          1,383,054
     Dividends payable                                                                     194,576            193,914
     Other liabilities                                                                   4,098,885          3,720,453
                                                                                   ---------------    ---------------
     Total liabilities                                                               1,161,953,006      1,068,919,559
                                                                                   ---------------    ---------------

Commitments and contingencies
Stockholders' Equity:
     Preferred stock - $.10 par value 5,000,000 shares  authorized;  none issued
     Common stock - $.10 par value 10,000,000 shares authorized; shares issued 7,975,059 and 7,949,809 and shares outstanding 6,485,877
         and 6,463,811 as of December 31, 2003 and 2002, respectively                      797,506            794,981
     Paid-in capital in excess of par                                                    8,507,333          8,279,525
     Accumulated comprehensive income - net of deferred income taxes                       802,239          1,216,053
     Retained earnings                                                                  63,657,664         58,233,840
     Less:  Treasury stock (1,489,182 and 1,485,998 shares, at cost, as of
         December 31, 2003 and 2002, respectively)                                     (10,934,999)       (10,886,580)
                                                                                   ---------------    ---------------
Total stockholders' equity                                                              62,829,743         57,637,819
                                                                                   ---------------    ---------------

TOTAL LIABILITIES AND STOCKHOLDERS' EQUITY                                         $ 1,224,782,749    $ 1,126,557,378
                                                                                   ===============    ===============

FMS FINANCIAL CORPORATION AND SUBSIDIARY
CONSOLIDATED STATEMENTS OF OPERATIONS
-----------------------------------------------------------------------------------------------------------------------------------
Years Ended December 31,                                          2003            2002            2001
-----------------------------------------------------------------------------------------------------------------------------------
INTEREST  INCOME:
Interest income on:
   Loans                                                     $ 24,362,749    $ 25,658,517    $ 23,919,782
   Mortgage-backed securities                                  15,867,034      18,525,669      13,728,457
   Investments                                                 10,584,214      13,564,483      17,651,585
                                                             ------------    ------------    ------------

Total interest income                                          50,813,997      57,748,669      55,299,824
                                                             ------------    ------------    ------------

INTEREST EXPENSE:
Interest expense on:
   Deposits                                                     8,585,202      13,944,396      20,072,856
   Borrowings                                                   9,480,985       9,069,402       7,621,750
   Long-term debt                                               1,295,928       1,742,660       1,057,348
                                                             ------------    ------------    ------------

Total interest expense                                         19,362,115      24,756,458      28,751,954
                                                             ------------    ------------    ------------

NET INTEREST INCOME                                            31,451,882      32,992,211      26,547,870
PROVISION FOR LOAN LOSSES                                         270,000         149,000         221,000
                                                             ------------    ------------    ------------

NET INTEREST INCOME AFTER PROVISION
    FOR LOAN LOSSES                                            31,181,882      32,843,211      26,326,870
                                                             ------------    ------------    ------------

OTHER INCOME (EXPENSE):
   Loan service charges and other fees                             85,759         125,806         114,774
   Gain on sale of loans and real estate owned                    495,831          18,261         418,939
   Gain on sale/disposal of fixed assets                         (115,658)        100,767          50,799
   Gain on sale of investment securities                          285,846               0          35,916
   Gain on sale of real estate held for development               600,780               0               0
   Real estate owned operations, net                              (20,365)        (40,156)        (53,469)
   Service charges on accounts                                  4,592,540       3,992,890       3,361,668
   Other income                                                   131,805         306,907         297,780
                                                             ------------    ------------    ------------

Total other income                                              6,056,538       4,504,475       4,226,407
                                                             ------------    ------------    ------------

OPERATING EXPENSES:
   Salaries and employee benefits                              15,512,202      14,161,356      12,481,771
   Occupancy and equipment                                      5,399,414       4,599,750       4,545,863
   Purchased services                                           2,841,868       2,589,186       2,158,833
   Federal deposit insurance premiums                             127,387         123,493         146,108
   Professional fees                                              654,197         846,880         572,199
   Advertising                                                    469,070         459,183         340,270
   Amortization of core deposit intangible                        272,802               0               0
   Other                                                        1,693,350       1,800,868       1,872,190
                                                             ------------    ------------    ------------

Total operating expenses                                       26,970,290      24,580,716      22,117,234
                                                             ------------    ------------    ------------

INCOME BEFORE INCOME TAXES                                     10,268,130      12,766,970       8,436,043

INCOME TAXES                                                    4,066,716       4,806,226       2,976,752
                                                             ------------    ------------    ------------


NET INCOME                                                   $  6,201,414    $  7,960,744    $  5,459,291
                                                             ============    ============    ============

BASIC EARNINGS PER COMMON SHARE                              $       0.96    $       1.22    $       0.81
                                                             ============    ============    ============
DILUTED EARNINGS PER COMMON SHARE                            $       0.95    $       1.21    $       0.81
                                                             ============    ============    ============

DIVIDENDS DECLARED PER COMMON SHARE                          $       0.12    $       0.12    $       0.12
                                                             ============    ============    ============


Weighted average common shares outstanding                      6,476,938       6,548,313       6,700,729
Potential dilutive effect of the exercise of stock options         37,996          28,956          13,498
                                                             ------------    ------------    ------------
Adjusted weighted average common shares outstanding             6,514,934       6,577,269       6,714,227
                                                             ============    ============    ============